SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2006

SCPIE HOLDINGS INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE	1-12449	95-4557980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1888 Century Park East

Los Angeles, California 90067

(Address of Principal Executive Offices)

(310) 551-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 20.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 17, 2006, SCPIE Holdings Inc. issued a press release announcing a delay in filing its Annual Report on Form 10-K for the year ended December 31, 2005, and giving the reason for the delay. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing of SCPIE Holdings Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press Release, dated March 17, 2006, issued by SCPIE Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 17, 2006	SCPIE HOLDINGS INC.

	By:	/s/ ROBERT B. TSCHUDY
	Name:	Robert B. Tschudy
	Its:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit 99.1.	Press Release, dated March 17, 2006, issued by SCPIE Holdings Inc.